UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2004
                                                          --------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-23975                  42-1556195
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York    14095-0514
---------------------------------------------------------    ----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 5, 6, 8, 9, 10 and 11:                Not Applicable.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.               Description
      -----------               -----------

      99.1                      Press release dated April 20, 2004

Item 12. Results of Operations and Financial Condition

      On April 20, 2004, First Niagara Financial Group, Inc. issued a press release disclosing first quarter 2004 financial results. A copy of the press release is included as exhibit 99.1 to this report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: April 20, 2004                    By: /s/ John R. Koelmel
                                            ------------------------------------
                                            John R. Koelmel
                                            Executive Vice President and CFO
                                            (Duly authorized representative)